UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 1, 2004

(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On September 1, 2004, William K. Heiden resigned as the Registrant’s President and Chief Operating Officer.

On September 7, 2004, Kevin F. McLaughlin resigned as the Registrant’s Executive Vice President, Chief Financial Officer and Treasurer.

(c)

(1)           On September 7, 2004, Kevin F. McLaughlin was appointed as President and Chief Operating Officer of the Registrant.  Mr. McLaughlin will continue to serve as the Registrant’s Secretary.

On September 7, 2004, Edward C. English was appointed as Vice President, Chief Financial Officer and Treasurer of the Registrant.

(2)           Kevin F. McLaughlin, age 48, was appointed as the Registrant’s President and Chief Operating Officer in September 2004.  He has also been Secretary since January 1997.  Mr. McLaughlin served as Chief Financial Officer from September 1996 until September 2004.  From January to September 2004, Mr. McLaughlin served as an Executive Vice President and from July 1998 until September 2004, Treasurer.  From July 1998 to January 2004, he was a Senior Vice President and from September 1996 to July 1998, Mr. McLaughlin was one of the Registrant’s Vice Presidents. From March 1996 to August 1996, he was Vice President and Chief Financial Officer of Advanced Techcom, Inc., a privately-held communications company. From 1980 to 1996, he held senior level financial positions at Computervision Corporation and its predecessor Prime Computer, Inc., including Vice President, Treasurer and Director of Corporate Planning, where he was directly involved with financial, accounting and investor relations management, as well as public and private financings. Mr. McLaughlin received his B.S. in Accounting from Northeastern University and his MBA from Babson College.

Edward C. English, age 37, was appointed as the Registrant’s Vice President, Chief Financial Officer and Treasurer in September 2004.  Mr. English joined the Registrant in February 1997 and has held various senior positions in the accounting and finance department, most recently serving as the Senior Director of Finance and Corporate Controller.  From 1990 until January 1997, Mr. English held various positions at KPMG LLP, a public accounting firm, including working as a manager on audit engagements in the Health Care and Life Sciences practice.  Mr. English received his

B.S. in Business Administration from Georgetown University and a joint M.S. in Accounting and MBA from Northeastern University.  Mr. English is also a Certified Public Accountant.

Neither Mr. McLaughlin nor Mr. English has any family relationships with any of the Registrant’s other directors or executive officers.

(3)           Neither Mr. McLaughlin nor Mr. English has an employment agreement with the Registrant.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 99.1                                    Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on September 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2004	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Kevin F. McLaughlin
Kevin F. McLaughlin
President, Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on September 7, 2004.